SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

PennantPark Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
___________________________________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies:
___________________________________________________________________________________________________________
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________________________________________
	(4)	Proposed maximum aggregate value of transaction:
___________________________________________________________________________________________________________
	(5)	Total fee paid:
___________________________________________________________________________________________________________
☐		Fee paid previously with preliminary materials
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
___________________________________________________________________________________________________________
	(2)	Form, schedule or registration statement no.:
___________________________________________________________________________________________________________
	(3)	Filing party:
___________________________________________________________________________________________________________
	(4)	Date filed:
___________________________________________________________________________________________________________

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

PENNANTPARK INVESTMENT CORPORATION

590 Madison Avenue, 15th Floor, New York, NY 10022

February 15, 2018

RE: Adjourned Annual Meeting of Stockholders

Dear Stockholder:

We are almost there, but we need your help.

PennantPark Investment Corporation (“PennantPark”) recently held its annual meeting of stockholders (the “Annual Meeting”) on Tuesday, February 6, 2018. The proposals that were considered at the Annual Meeting are described in detail in PennantPark’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on December 8, 2017 (the “Proxy”).

At the Annual Meeting, our stockholders voted to approve the second proposal found in the Proxy.

The Annual Meeting has been adjourned until Tuesday, February 27, 2018 to afford additional time to solicit stockholder votes for the first proposal found in the Proxy.

Our records indicate that PennantPark, in which you are invested, has yet to receive sufficient voting participation for Proposal 1. We apologize for the continued follow-up regarding this matter.  However, it is critical that we receive your proxy vote by February 27, 2018.  Please help us to avoid further delay and cost by taking a moment to cast your vote today.

We value your time and have set up convenient voting options.  After careful consideration, the Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 1 listed in both the Proxy and on the enclosed copy of your proxy card(s).   Thank you in advance to your attention to this important matter.

Sincerely,

Arthur H. Penn

Chief Executive Officer and

Chairman of the Board of Directors

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.
2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.
3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Stockholder Services

February 15, 2018

Stockholder Name

Address 1

Address 2

Address 3

IMPORTANT NOTICE

Re: PennantPark Investment Corporation

Dear Stockholder:

We have tried unsuccessfully to contact you regarding a very important matter concerning your investment in PennantPark Investment Corporation. This matter pertains to important operating initiatives for the PennantPark which require your response.

It is very important that we speak to you regarding this matter.  The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-877-536-1560 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.  At the time of the call please reference the number listed below. Please contact us before February 27, 2018.

Thank you.

Sincerely,

Arthur H. Penn

Chief Executive Officer and

Chairman of the Board of Directors

REFERENCE NUMBER:    123456789

PennantPark Investment Corporation

590 Madison Avenue, 15th Floor • New York, New York 10022